UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2023

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18455 S. Figueroa Street Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 8 to Securities Purchase Agreement & Amendment to ATW Notes and Warrants

On May 8, 2023, Faraday Future Intelligent Electric Inc. (the “Company”) entered into that certain Amendment No. 8 to Securities Purchase Agreement (“Amendment No. 8”) with Senyun International Ltd. (“Senyun”), as purchaser, and, on May 9, 2023, the Company entered into that certain Amendment to ATW Notes and Warrants (“ATW Amendment”) with FF Simplicity Ventures LLC (“FF Simplicity”) and FF Prosperity Ventures LLC (“FF Prosperity” and, together with FF Simplicity, the “ATW Parties”), as purchasers, each of which amends that certain Securities Purchase Agreement, dated as of August 14, 2022 (as amended by that certain Amendment No. 1 to Securities Purchase Agreement and Convertible Senior Secured Promissory Notes, dated as of September 23, 2022, that certain Joinder and Amendment Agreement, dated as of September 25, 2022, that certain Limited Consent and Third Amendment to Securities Purchase Agreement, dated as of October 24, 2022, that certain Limited Consent, dated as of November 8, 2022, that certain Letter Agreement, dated as of December 28, 2022, that certain Limited Consent and Amendment No. 5, dated as of January 25, 2023, that certain Amendment No. 6, dated as of February 3, 2023, and that certain Amendment No. 7, dated as of March 23, 2023 (the “Existing Secured SPA” and, as further amended by Amendment No. 8, the “Secured SPA”)). Please refer to the Current Reports on Form 8-K that were filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on August 15, 2022, September 26, 2022, October 25, 2022, November 8, 2022, December 29, 2022, January 31, 2023, February 6, 2023 and March 23, 2023 for a description of the key terms of the Existing Secured SPA, which is incorporated herein by reference. References to “Secured SPA Notes” and “Secured SPA Warrants” refer to the convertible notes issued pursuant to the Secured SPA and the accompanying warrants, respectively.

Pursuant to Amendment No. 8, Senyun acknowledged that they have no “most favored nations” right to amend their outstanding Secured SPA Notes, or to any downward adjustment to the conversion price of the Secured SPA Notes or downward adjustment to the exercise price of the Secured SPA Warrants, each in connection with the unsecured promissory notes and related warrants contemplated by the Unsecured SPA (defined and described below) or the transactions contemplated by a stock purchase agreement to be entered into between the Company and certain of its employees (the “Employee Share Purchase Program”). Senyun also waived its right to participate in future financings in connection with the Unsecured SPA and the Employee Share Purchase Program and consented and agreed to the Company entering into the Employee Share Purchase Program and all transactions contemplated under the Unsecured SPA.

Additionally, pursuant to Amendment No. 8, the Company and Senyun agreed to the following amendments to all outstanding and issuable Secured SPA Notes of Senyun: (i) the definition of Floor Price (as defined in each such Secured SPA Note), was amended from $0.21 to $0.10; (ii) such Secured SPA Notes were amended such that interest on the Secured SPA Notes, originally required to be paid on the aggregate unconverted and then outstanding principal amount of each Secured SPA Note quarterly on January 1, April 1, July 1 or October 1, was amended to be paid upon conversion of principal of the Secured SPA Notes; (iii) the conversion price for the Secured SPA Notes was amended from $1.05 to $0.8925, subject to adjustment as set forth in the Secured SPA Notes; and (iv) the exercise price for the Secured SPA Warrants was amended from $1.05 to $0.8925, subject to adjustment as set forth in the Secured SPA Warrants.

Pursuant to the ATW Amendment, the Company and the ATW Parties agreed to the following amendments to all outstanding and issuable Secured SPA Notes of the ATW Parties: (i) the definition of Floor Price (as defined in each such Secured SPA Note), was amended from $0.21 to $0.10 (or, if lower, the floor price of the Unsecured SPA Notes (as defined below)); (ii) such Secured SPA Notes were amended such that interest on the Secured SPA Notes, originally required to be paid on the aggregate unconverted and then outstanding principal amount of each Secured SPA Note quarterly on January 1, April 1, July 1 or October 1, was amended such that no interest payment date is to occur until the maturity date of such Secured SPA Note, except that any accrued and unpaid interest under such Secured SPA Note shall be payable upon any redemption or conversion of such Secured SPA Note; (iii) the conversion price for the Secured SPA Notes was amended from $1.05 to $0.8925, subject to adjustment as set forth in the Secured SPA Notes; (iv) the exercise price for the Secured SPA Warrants was amended from $1.05 to $0.8925, subject to adjustment as set forth in the Secured SPA Warrants.

Additionally, pursuant to the ATW Amendment, the Company and the ATW Parties agreed to amend all outstanding and issuable Secured SPA Notes and Secured SPA Warrants of the ATW Parties such that the definition of “Excluded Stock” includes up to $12.0 million in restricted shares of Common Stock to employees, officers or directors of the Company for services rendered to the Company. Issuances of “Excluded Stock” do not trigger anti-dilution rights of the ATW Parties under their Secured SPA Notes or Secured SPA Warrants.

The foregoing descriptions of Amendment No. 8 and the ATW Amendment are summaries and do not purport to be complete and are qualified in their entirety by reference to the full texts of Amendment No. 8 and the ATW Amendment filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Unsecured Securities Purchase Agreement

On May 8, 2023, the Company entered into a Securities Purchase Agreement (the “Unsecured SPA”) with Metaverse Horizon Limited and V W Investment Holding Limited, as purchasers (collectively with additional purchasers from time to time party thereto, the “Unsecured SPA Purchasers”), to issue and sell, subject to the satisfaction of certain closing conditions (as described further below), $100.0 million aggregate principal amount of the Company’s senior unsecured convertible promissory notes (the “Unsecured SPA Notes”), with (i) $15.0 million in the aggregate to be funded at the first closings within five business days after satisfaction of certain conditions (the “First Closings”); (ii) $15.0 million in the aggregate to be funded within fifteen business days after each respective First Closing (the “Second Closings”); (iii) $15.0 million in the aggregate to be funded within fifteen business days after each respective Second Closing (the “Third Closings”); (iv) $5.0 million to be funded within fifteen business days after one of the Third Closings; (v) $10.0 million to be funded within fifteen days after satisfaction of certain conditions (the “Fourth Closing”); (vi) $10.0 million to be funded within fifteen days after the Fourth Closing (the “Fifth Closing”); (vii) $10.0 million to be funded within fifteen days after the Fifth Closing (the “Sixth Closing”); (viii) $10.0 million to be funded within fifteen days after the Sixth Closing (the “Seventh Closing”); and (ix) $10.0 million to be funded within fifteen days after the Seventh Closing. Each Unsecured SPA Purchaser will also have the right to invest an additional 50% in the Company on terms and conditions substantially identical to the funded Unsecured SPA Note upon at least ten business days’ prior notice. In connection with the Unsecured SPA, the Company entered into equity commitment letters with each of FF Global Partners Investment LLC (formerly known as FF Top Holdings LLC) (“FF Global”), the largest stockholder of the Company who also has a number of designees on the Company’s board of directors, and Mr. Lijun Jin to support the obligations of the Unsecured SPA Purchasers under the Unsecured SPA subject to the limitations set forth therein (the “Equity Commitment Letters”). In the event of a breach by FF Global and/or Mr. Jin of their obligations under their equity commitment letters with the Company, the Company may not be able to recover the damages caused by such breach(es) from FF Global due to the nature of their assets, including the fact that many of Mr. Jin’s assets are not located in the United States and FF Global’s only assets are shares of the Company’s Class B common stock, a note payable from the Company, and a capital commitment from an investor with terms not disclosed to the Company or third party beneficiary rights in favor of the Company.

The Unsecured SPA Notes are subject to an original issue discount of 10%, and are convertible into shares of Class A Common Stock of the Company, par value $0.0001 per share (“Common Stock”), at a conversion price equal to $0.8925, plus an interest make-whole amount as set forth in the Unsecured SPA Notes, subject to certain adjustments including full ratchet anti-dilution price protection. The shares of Common Stock issuable upon conversion of the Unsecured SPA Notes are not transferable for 30 days after the applicable last closing under such Unsecured SPA Note without the prior written consent of the Company (which consent shall not be unreasonably withheld). Any Unsecured SPA Purchaser may postpone or cancel any closing pursuant to the Unsecured SPA in its reasonable discretion if it reasonably determines, based on public information, that the first phase of the Company’s three-phase delivery plan as disclosed in public filings has not begun or will not begin prior to May 31, 2023 and/or the second phase of such delivery plan has not begun or will not begin prior to June 30, 2023, in each case within 15 calendar days of such deadline.

Each Unsecured SPA Note matures on the date that is six years after the date of the applicable last closing under such Unsecured SPA Note. The Unsecured SPA Notes accrue interest at 10% per annum, payable on each conversion date and the maturity date in cash, Common Stock, or a combination thereof, provided that, subject to certain conditions set forth in the Unsecured SPA Notes, the Company may elect to pay such interest in Common Stock at a rate equal to 15% per annum with respect to the portion of such payment made in Common Stock. The Company may, from time to time, prepay the principal amount owing under the Unsecured SPA Notes, subject to the same prepayment premium percentage for the notes issued under the Secured SPA, so long as (i) the Company provides at least 15 business days’ prior written notice to the applicable Unsecured SPA Purchasers of such prepayment and delivers to the Unsecured SPA Purchasers an appropriately completed payment notification, (ii) the Company accompanies such prepayment with the payment of any interest make-whole amount as set forth in the Unsecured SPA Notes, (iii) certain conditions set forth in the Unsecured SPA Notes are met during each business day of the 15-business day notice period, and (iv) the Company waives the restriction on transfer of the relevant Unsecured SPA Notes.

Under the Unsecured SPA Notes, at each closing, the Unsecured SPA Purchaser is entitled to receive a warrant (an “Unsecured SPA Warrant”) registered in the name of such Unsecured SPA Purchaser to purchase up to a number of shares of Common Stock equal to 33% of such shares issuable to such Unsecured SPA Purchaser upon conversion of the aggregate principal amount under the Unsecured SPA Note funded at such closing, with an exercise price equal to $0.8925 per share, subject to full ratchet anti-dilution protection and other adjustments, and are exercisable for seven (7) years on a cash or cashless basis.

In addition, under the Unsecured SPA Notes, the funding of each closing under the Unsecured SPA Notes is subject to the satisfaction of the following closing conditions: (a) (i) an effective registration statement with respect to the shares of Common Stock issuable upon exercise of the Unsecured SPA Warrants and the shares of Common Stock issued and issuable pursuant to the terms of the Unsecured SPA Notes (including, without limitation, shares of Common Stock issued and issuable in lieu of the cash payment of interest on the Unsecured SPA Notes in accordance with the terms thereof) (collectively, the “Underlying Shares”) for such closing and each previous closing in the aggregate and (ii) with respect to any closing the Underlying Shares of which, together with the Underlying Shares of all previous closings, exceed the unissued shares of Common Stock reserved for issuance as Underlying Shares (the “Reserved Shares”), receipt by the Company of Stockholder Approval (as defined below) (and the filing of an amendment to the Company’s certificate of incorporation to reflect the Stockholder Approval to the extent needed); (b) solely with respect to the first closing under such Unsecured SPA Note, the Company’s receipt of bank statements showing source(s) of funding with respect to the relevant Unsecured SPA Purchaser’s funding obligations under such Unsecured SPA Note that are reasonably satisfactory to the Company; and (c) a minimum volume weighted average price (VWAP) of the Common Stock equal to no less than $0.10 during the five (5) trading days prior to such closing.

Each Unsecured SPA Purchaser has the option, from time to time for 12 months after the date of the Unsecured SPA, to purchase additional convertible senior unsecured notes and warrants on the same terms as the Unsecured SPA Notes in an aggregate amount not to exceed 50% (or with the prior written consent of the Company, 100%) of the initial principal amount of the Unsecured SPA Notes issued to such Unsecured SPA Purchaser, subject to certain conditions. Additionally, from the date of the Unsecured SPA until the date that is the five-year anniversary of the date of the Unsecured SPA, upon any issuance by the Company or any of its subsidiaries of Common Stock or Common Stock equivalents for cash consideration, indebtedness or a combination of units thereof (subject to certain exceptions set forth in the Unsecured SPA) or an issuance of Common Stock or Common Stock equivalents under Section 4.25 of the Secured SPA (each, a “Subsequent Financing”), each Unsecured SPA Purchaser that then owns at least $20.0 million principal amount of Unsecured SPA Notes (when aggregated with any affiliates of such Unsecured SPA Purchaser) shall each have the right to participate in up to an amount of the Subsequent Financing such that such Unsecured SPA Purchaser’s ownership of the Company remains the same immediately following such Subsequent Financing as its ownership immediately prior to such Subsequent Financing, pursuant to the procedures outlined in the Unsecured SPA.

Pursuant to the Unsecured SPA, the Company is required to use its reasonable best efforts to hold (a) one special meeting of stockholders to obtain stockholder approval to authorize the entirety of the excess of the Underlying Shares over the Reserved Shares for issuance and for purposes of Nasdaq Listing Rule 5635 to the extent needed (the “Authorized Share Increase Approval”) as promptly as practical under the circumstances after the date of the Unsecured SPA and prior to the date that is 60 days following the date of the Unsecured SPA, and (b) a separate special meeting of stockholders (which may also be at the annual meeting of stockholders) to obtain stockholder approval, as is required by the Nasdaq listing rules, with respect to the issuance of any shares of Common Stock in excess of 19.99% of the issued and outstanding shares of Common Stock upon conversion of the Unsecured SPA Notes and exercise of the Unsecured SPA Warrants being issued to the Unsecured SPA Purchasers pursuant to the Unsecured SPA (the “Nasdaq Approval” and, together with the Authorized Share Increase Approval, the “Stockholder Approval”). The Company shall use its reasonable best efforts to obtain such Stockholder Approval, including, if such Stockholder Approval is not obtained, seeking Stockholder Approval at a new special meeting of stockholders and at each annual meeting of stockholders until the Unsecured SPA Notes are no longer outstanding. Pursuant to the Unsecured SPA, FF Global irrevocably agreed to take reasonable efforts to vote in favor of the Stockholder Approval. After the Authorized Share Increase Approval is obtained, the Company is required to file an amendment to its certificate of incorporation to reflect the increase in authorized shares within ten (10) business days after the Authorized Share Increase Approval is obtained. Additionally, if, on any date, it is determined that the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the “Required Minimum” (defined in the Unsecured SPA as the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Unsecured SPA, including any Underlying Shares issuable upon exercise in full of all Unsecured SPA Warrants or conversion in full of all Unsecured SPA Notes (including Underlying Shares issuable as payment of interest on the Notes), ignoring any conversion or exercise limits set forth therein) on such date, then the Company will be required to use its reasonable best efforts to hold two special meetings of stockholders (which may also be at the annual meeting of stockholders) to obtain approval to amend the Company’s certificate of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum. The first such meeting must be held as soon as possible and in any event not later than the 120th day after such determination date. If the required stockholder approval is not obtained at the first meeting, then the second such meeting must be held not later than the 120th day after the first such meeting. If the required stockholder approval is not obtained at either meeting, the Company will be required to use its reasonable best efforts to seek such approval at each subsequent annual meeting of stockholders until such approval is obtained.

The Company is required to use its reasonable best efforts to efforts (i) to file, on or prior to May 31, 2023, a registration statement providing for the resale by the Unsecured SPA Purchasers of the Reserved Shares (the “First Registration Statement”); and (ii) to file, on or prior to the date that is 30 days following the Company’s receipt of Stockholder Approval (and the filing of an amendment to the certificate of incorporation of the Company to reflect such increased in authorized shares of Common Stock), a registration statement providing for the resale by the Unsecured SPA Purchasers of all the remaining shares issuable pursuant to the financing documents (the “Second Registration Statement” and, together with the First Registration Statement, the “Registration Statements”). The Company is also required to use reasonable best efforts (i) to cause the First Registration Statement to become effective within 90 days following the date of the Unsecured SPA; (ii) to cause the Second Registration Statement to become effective within 90 days following the Company’s filing thereof; and (iii) to keep each Registration Statement effective at all times until no Unsecured SPA Purchaser owns any Unsecured SPA Notes, Unsecured SPA Warrants, or shares of Common Stock issuable upon exercise or conversion thereof.

The foregoing description of the Unsecured SPA, the Unsecured SPA Notes, the Unsecured SPA Warrants and the Equity Commitment Letters is a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of Unsecured SPA, the Form of Unsecured Convertible Senior Promissory Note, the Equity Commitment Letters and the Form of Common Stock Purchase Warrant filed as Exhibits 10.3, 10.4, 10.5, 10.6 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the issuance of the Unsecured SPA Notes is incorporated into this Item 2.03 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated into this Item 3.02 by reference. The offer, sale and issuance of the Unsecured SPA Notes and the Unsecured SPA Warrants to the Unsecured SPA Purchasers were made in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure.

On May 9, 2023, the Company issued a press release relating to Amendment No. 8 and the Unsecured SPA. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include among other things, statements regarding the parties’ commitments and anticipated funding timing under Amendment No. 8 and the Unsecured SPA, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the ability of the Company to close on the financings described in this Form 8-K, whether the Company’s Amended Shareholder Agreement with FF Top Holding LLC complies with Nasdaq listing requirements, the market performance of the Company’s Common Stock; the Company’s ability to regain compliance with, and thereafter continue to comply with, the Nasdaq listing requirements; the Company’s ability to satisfy the conditions precedent and close on the various financings disclosed by the Company and any future financings, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s ability to amend its certificate of incorporation to permit sufficient authorized shares to be issued in connection with the Company’s existing and contemplated financings; whether the Company and the City of Huanggang could agree on definitive documents to effectuate the Cooperation Framework Agreement; the Company’s ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended; the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation and other litigation involving the Company; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; recent cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain directors and employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form S-1 filed on May 5, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
4.1	Form of Common Stock Purchase Warrant.
10.1	Amendment No. 8 to Securities Purchase Agreement, dated May 8, 2023, by and between Faraday Future Intelligent Electric Inc. and Senyun International Ltd.
10.2	Amendment to ATW Notes and Warrants, dated as of May 9, 2023, by and among Faraday Future Intelligent Electric Inc., FF Simplicity Ventures LLC and FF Prosperity Ventures LLC.
10.3*	Securities Purchase Agreement, dated as of May 8, 2023, among Faraday Future Intelligent Electric Inc. and the purchasers from time to time party thereto.
10.4	Form of Unsecured Convertible Senior Promissory Note.
10.5	Equity Commitment Letter, dated as of May 8, 2023, by and among FF Global Partners Investment LLC, Metaverse Horizon Limited and Faraday Future Intelligent Electric Inc.
10.6	Equity Commitment Letter, dated as of May 8, 2023, by and among V W Investment Holding Limited, Lijun Jin and Faraday Future Intelligent Electric Inc.
99.1	Press release dated May 9, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The schedules of this exhibit have been redacted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: May 10, 2023	By:	/s/ Yun Han
	Name:	Yun Han
	Title:	Interim Chief Financial Officer

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